Exhibit 99.1

Hillenbrand Announces Divestiture of Batesville Casket Company, Accelerating Transformation

•	Divestiture will complete transformation of Hillenbrand into a pure-play industrial company positioned for long-term growth and shareholder value creation
•	Reinforces Hillenbrand’s commitment to strengthening its industrial platforms across plastics, food, and recycling

BATESVILLE, Ind., December 15, 2022 – Hillenbrand, Inc. (NYSE: HI) announced today that it has entered into a definitive agreement to sell its Batesville business segment to an affiliate of private equity firm, LongRange Capital, for $761.5 million, which includes an $11.5 million sub-note. This transaction is expected to close in the first calendar quarter of 2023, subject to regulatory approvals and other customary closing conditions.

Hillenbrand had announced on July 20, 2022, that its Board of Directors had initiated a process to explore strategic alternatives for its Batesville business. After thorough review, it was determined that the divestiture of the Batesville business is in the best interests of Hillenbrand and its shareholders.

When completed, this divestiture, coupled with the strategic acquisitions of LINXIS Group, Herbold Meckesheim, Peerless Food Equipment, and Gabler Engineering in 2022, will mark a significant milestone in Hillenbrand’s transformation, establishing Hillenbrand as a global industrial leader in highly engineered, mission-critical processing solutions. With industry-leading brands in its Advanced Process Solutions (APS) and Molding Technology Solutions (MTS) segments, Hillenbrand is well-positioned to accelerate long-term growth in attractive end markets including plastics, food, and recycling, all of which are expected to benefit from secular macroeconomic growth trends.

The transaction allows Hillenbrand and Batesville to maintain clear focus on their respective core industries, creating value for customers, shareholders, other stakeholders, and associates. Upon completion of Hillenbrand’s divestiture of its Batesville business, Hillenbrand and Batesville will both remain headquartered in Batesville, Indiana.

“Completing our transformation into a pure-play industrial company allows Hillenbrand to concentrate our investments into our APS and MTS segments, where we see strong growth potential,” said Kim Ryan, President and Chief Executive Officer of Hillenbrand. “We look forward to building upon our track record of performance, enabled by consistent deployment of the Hillenbrand Operating Model to drive profitable growth and deliver long-term value to our shareholders.”

“Batesville is a strong business with passionate associates who are committed to our customers and our mission of helping families honor the lives of those they love,” said Chris Trainor, President of Batesville. “We will remain focused on serving our customers and look forward to working with LongRange Capital as our partner, and with Hillenbrand to ensure a smooth transition for our associates.”

Beginning in its fiscal 2023 first quarter, Hillenbrand expects to classify the Batesville business as “held for sale” and anticipates it will report results of the Batesville business as discontinued operations for the current and historical periods in Hillenbrand’s consolidated financial statements. Net proceeds from the sale are expected to be used for debt reduction.

Evercore acted as a financial advisor for Hillenbrand for this transaction, and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel. Credit Suisse served as lead financial advisor to LongRange Capital and TD Securities also served as financial advisor. Greenberg Traurig, LLP acted as legal counsel to LongRange Capital.

About Hillenbrand

Hillenbrand (NYSE: HI) is a global industrial company operating in over 40 countries with over 10,000 associates serving a wide variety of industries around the world. Guided by our Purpose — Shape What Matters For Tomorrow™ — we pursue excellence, collaboration, and innovation to consistently shape solutions that best serve our associates, customers, communities, and other stakeholders. Hillenbrand's portfolio includes brands such as Coperion, Milacron Injection Molding & Extrusion, and Mold-Masters, in addition to Batesville. To learn more, visit: www.Hillenbrand.com.

About Batesville

Batesville (www.Batesville.com), a wholly owned subsidiary of Hillenbrand, Inc. (NYSE: HI), is a recognized leader in the death care industry in North America, offering a comprehensive portfolio of burial and cremation products, memorialization options and innovative technology solutions. For more than a century, Batesville has supported licensed funeral professionals in helping families honor the lives of those they love.® A history of manufacturing excellence, product innovation, superior customer service and reliable delivery helped Batesville become – and remain – an industry leader.

Forward-Looking Statements

Throughout this release, we make a number of “forward-looking statements,” including statements regarding the proposed sale of our Batesville business (the “Proposed Transaction”) and the expected timing, costs and benefits thereof, that are within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future events, results of operations, uses of cash, financings, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, projected costs or savings or transactions of Hillenbrand (the “Company”) that might or might not happen in the future, the anticipated costs and benefits of the Proposed Transaction, and the expected timing of completion of the Proposed Transaction, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position
become	pursue	estimate	will	forecast	continue	could	anticipate	remain
target	encourage	promise	improve	potential	should	impact	progress

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: global market and economic conditions, including those related to the financial markets; the impact of contagious diseases such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruption, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s credit quality, closure or temporary interruption of the Company’s or its suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates, loss of human capital or personnel, and general economic calamities; risks related to the Russian Federation’s invasion of Ukraine (referred to herein as the “Ukraine War”) and resulting geopolitical instability and uncertainty, which could have a negative impact on our ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; negative effects of the Linxis Group SAS (“Linxis”) acquisition or other acquisitions on the Company’s business, financial condition, results of operations and financial performance (including the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business); the possibility that the anticipated benefits from the Linxis acquisition and other acquisitions cannot be realized by the Company in full or at all or may take longer to realize than expected; risks that the integrations of Linxis or other acquired businesses disrupt current operations or pose potential difficulties in employee retention or otherwise affects financial or operating results; any failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the Proposed Transaction; any failure by the parties to satisfy any of the other conditions to the Proposed Transaction; the possibility that the Proposed Transaction is ultimately not consummated; potential adverse effects of the announcement or results of the Proposed Transaction on the market price of the Company’s common stock or on the ability of the Company to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from our ongoing business operations due to the Proposed Transaction; the impact of the Proposed Transaction on the ability of the Company to retain and hire key personnel; increasing competition for highly skilled and talented workers as well as labor shortages; our level of international sales and operations; the impact of incurring significant amounts of indebtedness and any inability of the Company to respond to changes in its business or make future desirable acquisitions; the ability of the Company to comply with financial or other covenants in debt agreements; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; continued fluctuations in mortality rates and increased cremations; the dependence of our business units on relationships with several large customers and providers; competition faced by our Batesville business from non-traditional sources; the impact to the Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; and the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock. There can be no assurance that the Proposed Transaction will be consummated. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 16, 2022. The forward-looking information in this release speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

CONTACTS

Investor Relations for Hillenbrand

Sam Mynsberge, Sr. Director, Investor Relations

Phone: 812-931-5036

Email: investors@hillenbrand.com

Corporate Communications for Hillenbrand

Gladstone Place Partners

Lauren Odell / Danielle Fornabaio

Phone: 212-230-5930

Email: Hillenbrand@gladstoneplace.com